Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

Issuance of Series E Redeemable Convertible Prefered Stock

In February 2014, the Company issued 204,101 shares of Series E redeemable convertible preferred stock at an issuance price equal to $2.1725 per share and received gross proceeds of $443. In connection with this financing, the Company paid total issuance costs of $1.

Reverse Stock Split

On June 5, 2014, the Company effected a 1-for-6.28 reverse stock split of its issued and outstanding shares of common stock and a proportional adjustment to the existing conversion ratios for each series of Redeemable Preferred Stock (see Note 6). Accordingly, all share and per share amounts for all periods presented in these consolidated financial statements and notes thereto have been adjusted retroactively, where applicable, to reflect this reverse stock split and adjustment of the preferred stock conversion ratios.